Filed pursuant to Rule 497(e)

Registration Nos. 333-221764; 811-23312

(SPXM) Azoria 500 Meritocracy ETF

(TSLV) Azoria TSLA Convexity ETF

 (each a “Fund” and together, the “Funds”)

Listed on Cboe BZX Exchange, Inc.

October 15, 2025

Supplement to SPXM’s Summary Prospectus dated June 23, 2025, TSLV’s Summary Prospectus dated July 15, 2025,

and each Fund’s Statutory Prospectus and Statement of Additional Information, each dated June 16, 2025

After considering all relevant information, including without limitation recent litigation involving a principal of the sub-adviser, Azoria Capital LLC, the Board of Trustees (the “Board”) of Tidal Trust III determined that it is in the best interests of each Fund and its shareholders to liquidate and terminate each Fund as described below.

In preparation for the liquidation, shares of each Fund will cease trading on Cboe BZX Exchange, Inc. (the “Exchange”) and will be closed to purchase by investors as of the close of regular trading on the Exchange on December 8, 2025 (the “Closing Date”). Each Fund will not accept purchase orders after the Closing Date.

Shareholders may sell their holdings in a Fund prior to the Closing Date and customary brokerage charges may apply to these transactions. However, from December 8, 2025 through December 15, 2025 (the “Liquidation Date”), shareholders may be able to sell their shares only to certain broker-dealers and there is no assurance that there will be a market for a Fund’s shares during this time period. Between the Closing Date and the Liquidation Date, each Fund will be in the process of closing down and liquidating its portfolio. This process will result in each Fund increasing its cash holdings and, as a consequence, not pursuing its stated investment objective and strategy.

On or about the Liquidation Date, each Fund will liquidate its assets and distribute cash pro rata to all shareholders of record who have not previously redeemed or sold their shares, subject to any required withholding. Liquidation proceeds paid to shareholders generally should be treated as received in exchange for shares and will therefore be treated as a taxable event giving rise to a capital gain or loss depending on a shareholder’s tax basis. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation. In addition, these payments to shareholders may include distributions of accrued capital gains and dividends. As calculated on the Liquidation Date, each Fund’s net asset value will reflect all transactional costs associated with its liquidation. Once the distributions are complete, each Fund will terminate.

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For more information, please contact the relevant Fund at (833) 777-7232.

Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI.